October 26, 2001

                        THE DREYFUS/LAUREL FUNDS TRUST

                      DREYFUS PREMIER MANAGED INCOME FUND

                           SUPPLEMENT TO PROSPECTUS

                               DATED MAY 1, 2001

     At a meeting of the Board of Trustees of The Dreyfus/Laurel Funds Trust (the "Trust") held on October 25, 2001, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") between the Trust, on behalf of Dreyfus Premier Managed Income Fund (the "Acquired Fund"), and Dreyfus Premier Fixed Income Funds, on behalf of Dreyfus Premier Core Bond Fund (the "Acquiring Fund"). The Plan provides for the transfer of assets of the Acquired Fund to the Acquiring Fund in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Acquired Fund, the distribution of shares of the Acquiring Fund to Acquired Fund shareholders and the subsequent termination of the Acquired Fund (the "Reorganization").

     It is currently contemplated that shareholders of the Acquired Fund will be asked to approve the Plan on behalf of the Acquired Fund at a special meeting of shareholders to be held on or about March 18, 2002. If the Plan is approved, the Reorganization will become effective on or about March 25, 2002. In anticipation of the Reorganization, effective immediately, the Acquired Fund is closed to any investments for new accounts. Subsequent investments in already existing accounts will be allowed up until the time of the Reorganization.

     A Prospectus/Proxy Statement with respect to the proposed Reorganization will be mailed prior to the meeting to holders of record of shares of the Acquired Fund on the record date (on or about December 21, 2001). The Prospectus/Proxy Statement will describe the Acquiring Fund and other matters. Investors may obtain a free copy of the Prospectus of the Acquiring Fund by calling 1-800-554-4611.

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